EXHIBIT 23.1


                      Consent of Independent Auditors





The Board of Directors
Resource Mortgage Capital, Inc.:


We consent to the use of our reports incorporated in the registration statement on Form S-3 (Registration No. 33-50705) and to the reference to our firm under the heading "Experts" in the prospectus.

                              KPMG PEAT MARWICK, LLP

Richmond, Virginia
September 16, 1996